UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2012

Fuse Science, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-22991	87-0460247
(Commission File Number)	(IRS Employer Identification No.)

6135 N.W. 167th Street, Suite E-21, Miami Lakes, Florida 33180

 (Address of principal executive offices and zip code)

(305) 503-3873
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “Fuse,” “we,” “us,” and “our” refer to Fuse Science, Inc. and its subsidiaries, unless the context requires otherwise.

Item 8.01.	Other Events.

On June 13, 2012, the Company issued a press release reporting the preliminary results of a scientific study of its transdermal delivery technology. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSE SCIENCE, INC.

Date: June 13, 2012	By:	/s/ Brian Tuffin
Brian Tuffin, Chief Executive Officer

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